UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                             -----------------------

                Date of Report (Date of earliest event reported):
                                January 30, 2004

                         United States Steel Corporation
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             (Exact name of registrant as specified in its charter)

         Delaware                 1-16811                   25-1897152
     ---------------      ------------------------      -------------------
     (State or other      (Commission File Number)        (IRS Employer
     jurisdiction of                                    Identification No.)
      incorporation)

         600 Grant Street, Pittsburgh, PA                   15219-2800
     ---------------------------------------                ----------
     (Address of principal executive offices)               (Zip Code)

                                 (412) 433-1121
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)

Item 7. Financial Statements and Exhibits

      (c)   Exhibits

            99.1 Press Release dated January 30, 2004, titled "United States Steel Corporation Reports 2003 Fourth Quarter and Full-year Results," together with related unaudited financial information and statistics.

Item 12. Disclosure of Results of Operations and Financial Condition

On January 30, 2004, United States Steel Corporation issued a press release titled "United States Steel Corporation Reports 2003 Fourth Quarter and Full-year Results." The full text of the press release, together with related unaudited financial information and statistics, is furnished herewith as Exhibit 99.1.

United States Steel Corporation intends that the information contained in and included with this report be considered "filed" under the Exchange Act.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By /s/ Larry G. Schultz
   --------------------
   Larry G. Schultz
   Vice President & Controller

Dated: January 30, 2004